Note 4 - Inventories	12 Months Ended
Mar. 31, 2026
Notes to Financial Statements
Inventory Disclosure [Text Block]

4. Inventories

The Company uses the LIFO method of valuing inventory as it believes this method allows for better matching of current production cost to current revenue. As of March 31, 2026 and 2025, first-in, first-out (“FIFO”) based inventory costs exceeded LIFO based inventory costs, resulting in a LIFO reserve of $337.0 million and $359.3 million, respectively. In order to state inventories at LIFO, the Company recorded a LIFO credit which decreased cost of products sold by $22.3 million for fiscal year 2026. The Company recorded a LIFO charge which increased cost of products sold by $34.5 million for fiscal year 2025.

During fiscal year 2025, the Company experienced a reduction in inventory levels. This decrease resulted in a liquidation of certain LIFO inventory layers that were carried at lower costs prevailing in prior fiscal years as compared with current costs in fiscal year 2025. The effect of the LIFO liquidation for fiscal year 2025 decreased cost of products sold by $14.5 million and increased net earnings by $10.9 million, thereby impacting basic earnings per share by $1.58 and diluted earnings per share by $1.56. The LIFO liquidation is included within the LIFO charge of $34.5 million recorded in fiscal year 2025. There was no LIFO liquidation in fiscal year 2026.

The inventories by category and the impact of using the LIFO method are shown in the following table (in thousands):

	As of:
	March 31,	March 31,
	2026	2025
Finished products	$596,965	$619,598
Work in process	104,202	106,006
Raw materials and supplies	249,704	237,607
	950,871	963,211
Less: excess of FIFO cost over LIFO cost	(336,958)	(359,256)
Total inventories	$613,913	$603,955